EXHIBIT 10.2
                           SCHEDULE A TO EXHIBIT 10.1

The following individuals entered into Split-Dollar Agreements with The Ohio Valley Bank Company identified below which are identical to the Split-Dollar Agreement dated November 11, 1996, between Jeffrey E. Smith and The Ohio Valley Bank Company filed herewith.

                                   Date of
Name                               Split-Dollar Agreement
-------------------                ----------------------
E. Richard Mahan                   November 1, 1996
Wendell B. Thomas                  November 1, 1996
James L. Dailey                    November 13, 1996
Katrinka V. Hart                   November 15, 1996
Larry E. Miller, II                November 1, 1996
Sue A. Bostic                      May 1, 1997
Charles C. Lanham                  March 27, 1998
Mario P. Liberatore                March 1, 1998
Sandra L. Edwards                  May 7, 2001
David L. Shaffer                   May 7, 2001
Harold A. Howe                     October 11, 1999
Cherie A. Barr                     July 21, 2000